Cornerstone Bancshares, Inc.

Reports Positive Earnings for First Quarter of 2014

CHATTANOOGA, TN – April 28, 2014 -- Cornerstone Bancshares, Inc. (OTCBB: CSBQ; CSBQP), parent company of Cornerstone Community Bank, today reported net income of $412,000 for the first quarter of 2014. This marks the thirteenth consecutive quarter of positive earnings for Cornerstone.

First Quarter Financial Highlights for March 31, 2014, Compared to March 31, 2013:

•	7.5% increase in loans
•	24.9% reduction in non-accruing loans
•	1.4% increase in deposits
•	40.6% reduction in foreclosed assets
•	11.8% increase in market value per common share

“We continue to make great strides in strengthening the Bank and its solid earnings footprint,” said Cornerstone’s President and CEO Frank Hughes. “With a significant reduction in OREO, combined with strong growth in loans and deposits, Cornerstone can focus on our core competency of serving our local market and being Chattanooga’s premier community bank.”

Cornerstone is a single-bank holding company, with approximately $430 million in assets, serving the Chattanooga, Tennessee MSA, with five branches throughout Chattanooga and one loan production office in Dalton, Georgia. Locally owned and locally operated, Cornerstone specializes in providing a comprehensive range of customized financial solutions for businesses and individuals.

Media Contact

Frank Hughes, President & CEO

Cornerstone Bancshares, Inc.

423-385-3009

Certain of the statements made in this release may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements, including statements regarding the intent, belief or current expectations of Cornerstone and its management regarding the company’s strategic directions, prospects and future results, involve certain risks and uncertainties. Certain factors may cause actual results to differ materially from those contained in the forward-looking statements, including economic and other conditions in the markets in which Cornerstone operates, governmental regulations, the company’s competitive environment, cyclical and seasonal fluctuations in its operating results, and other risks discussed in Cornerstone’s Form 10-K and other filings with the Securities and Exchange Commission.

Cornerstone Bancshares, Inc. and Subsidiary

First Quarter Financial Highlights

March 31, 2014 and 2013

(Unaudited)

(Amounts in thousands, except per common share data)	2014	2013	% Change
Balance Sheet Data at March 31
Total assets	$429,044	$431,710	(0.6)
Interest-earning assets	403,553	396,867	1.7
Loans	292,952	272,550	7.5
Foreclosed assets	12,559	21,159	(40.6)
Deposits	341,725	336,903	1.4
Other interest-bearing liabilities	45,663	52,890	(13.7)
Shareholders' equity	40,696	40,887	(0.5)
Loan to deposit ratio	85.73%	80.90%	6.0
Tier 1 leverage ratio (Bank, est)	8.87%	8.64%	2.7
Total risk-based capital ratio (Bank, est)	13.11%	13.29%	(1.4)
Outstanding common shares	6,627	6,547	1.2
Book value per common share	$3.89	$3.98	(2.2)
Tangible book value per common share	$3.89	$3.98	(2.2)
Market value per common share as of March 31	$2.46	$2.20	11.8

Loan Quality Data
Nonaccruing loans	4,779	6,364	(24.9)
Loans past due 90 days – accruing	-	-	-
Net charge-offs YTD	357	772	(53.8)
Allowance for loan losses	3,011	5,669	(46.9)
Allowance for loan losses to total loans	1.03%	2.08%
Nonperforming assets to total assets	4.04%	6.37%

Performance Data for the Year
Net income	$412	$452	(8.8)
Return on average assets	0.39%	0.42%
Return on average equity	4.08%	4.40%
Net interest margin	3.90%	3.79%
Per common share data:
Net income – basic	$-	$0.01
Net income – diluted	$-	$0.01
Common dividends	$-	$-
Preferred dividends & accretion per common	$393	$393
Average shares (000s):
Basic common stock	6,627	6,547
Diluted common stock	6,714	6,671
Preferred stock (actual)	600	600

Cornerstone Bancshares, Inc. and Subsidiary

Quarterly Earnings Summary

	(Unaudited)
	2014	2013				Q1-14 /
	First	Fourth	Third	Second	First	Q1-13
(Amounts in thousands)	Quarter	Quarter	Quarter	Quarter	Quarter	% Chg
Interest income
Loans, including fees	$4,096	$4,190	$4,294	$4,079	$4,142	(1.1)
Securities and interest-bearing deposits at other financial institutions	431	315	457	482	440	(2.2)
Federal funds sold and other earning assets	7	8	10	15	21	(66.5)
Total interest income	4,533	4,513	4,761	4,576	4,603	(1.5)
Interest expense
Deposits	443	487	563	587	603	(26.6)
Short-term borrowings	19	18	21	17	18	3.7
FHLB advances and other borrowing	261	267	285	316	341	(23.3)
Total interest expense	723	772	869	920	962	(24.9)
Net interest income	3,811	3,741	3,892	3,656	3,641	4.7
Provision for losses	165	-	-	-	300	(45.0)
Net interest income after the
provision for loan losses	3,646	3,741	3,892	3,656	3,341	9.1
Noninterest income
Customer service fees	189	213	218	202	188	0.5
Other noninterest income	12	13	13	19	18	(33.3)
Gain on sale of assets	121	391	39	477	149	(18.8)
Total noninterest income	322	617	270	698	355	(9.3)
Noninterest expense
Salaries and employee benefits	1,827	1,716	1,619	1,623	1,597	14.4
Net occupancy and equipment	309	324	334	340	337	(8.3)
Depository insurance	155	162	162	161	160	(3.2)
Foreclosed asset expense (1)	349	693	382	798	129	170.5
Other operating expense	661	810	967	780	752	(12.1)
Total noninterest expense	3,301	3,705	3,464	3,702	2,975	10.9
Income before income taxes	667	653	698	652	721	(7.5)
Income tax expense	255	250	268	256	269	(5.4)
Net income	$412	$403	$430	$396	$452	(8.8)

Preferred stock dividends & accretion on preferred stock discount	393	393	393	393	393	(0.1)

Net income available to common	21	11	36	3	59	(65.3)

Net income per common share:
Basic	$0.00	$0.00	$0.01	$0.00	$0.01	-
Diluted	$0.00	$0.00	$0.01	$0.00	$0.01	-
Average basic shares	6,575	6,547	6,547	6,547	6,547	0.4
Average common diluted shares	6,714	6,662	6,693	6,671	6,671	0.6
Performance Ratios
Return on average equity	4.08%	3.98%	4.25%	4.22%	4.40%	(7.3)
Return on average assets	0.39%	0.38%	0.40%	0.38%	0.42%	(8.7)
Net interest margin	3.90%	3.76%	3.89%	3.70%	3.79%	2.8
Average equity	40,447	40,487	40,382	37,501	41,135	(1.7)
Average assets	426,282	426,660	431,068	418,443	426,827	(0.1)
Average interest-earning assets	400,174	398,174	400,539	389,458	395,921	1.1

(1) Includes OREO adjustments to fair value

Cornerstone Bancshares, Inc. and Subsidiary

Loan Loss Allowance and Asset Quality Review

	2014	2013
	First	Fourth	Third	Second	First
(Amounts in thousands)	Quarter	Quarter	Quarter	Quarter	Quarter

Allowance for loan losses
Balance at beginning of period	$3,203	$3,159	$5,095	$5,669	$6,141
Provision for loan losses	165	-	-	-	300
Net charge-offs	(357)	44	(1,936)	(574)	(772)
Balance at end of period	$3,011	$3,203	$3,159	$5,095	$5,669

As a % of loans	1.03%	1.11%	1.11%	1.85%	2.08%
As a % of nonperforming loans	63.00%	89.81%	77.13%	74.02%	89.07%
As a % of nonperforming assets	17.37%	19.42%	16.61%	19.79%	20.60%

Net charge-offs as a % of loans (a)	0.49%	-0.06%	2.73%	0.83%	1.13%

Risk element assets
Accruing troubled debt restructured	$3,337	$4,251	$3,121	$3,465	$5,442
Loans past due 30-89 days	$2,193	$2,250	$1,659	$5,111	$4,032

Nonaccruing loans	$4,779	$3,566	$4,095	$6,883	$6,364
Loans past due 90 days – accruing	-	-	-	-	-
Total nonperforming loans	$4,779	$3,566	$4,095	$6,883	$6,364
Foreclosed assets (b) (c)	$12,559	$12,926	$14,924	$18,867	$21,159
Total nonperforming assets	$17,338	$16,492	$19,019	$25,750	$27,523

Nonperforming loans as a % of loans	1.63%	1.23%	1.44%	2.49%	2.33%
Nonperforming assets as a % of loans
and foreclosed assets	5.68%	5.45%	6.36%	8.73%	9.37%

Total loans	292,952	289,440	284,181	276,062	272,550

(a) Annualized
(b) Properties sold during 1st Q 2014	$695
(c) Properties under contract to sell	$1,795

Cornerstone Bancshares, Inc. and Subsidiary

Net Interest Margin Analysis

Taxable Equivalent Basis

	Three months ended
	March 31
(Amounts in thousands)
Assets	2014			2013
	Average	Income/	Yield/	Average	Income/	Yield/
Earning assets:	Balance	Expense	Rate	Balance	Expense	Rate
Loans, net of unearned income	$291,830	$4,095	5.69%	$275,696	$4,142	6.09%
Investment securities	95,968	430	1.98%	86,741	440	2.35%
Other earning assets	12,377	7	0.23%	33,484	21	0.26%
Total earning assets	400,174	$4,533	4.63%	395,921	$4,603	4.78%
Allowance for loan losses	(3,106)			(5,933)
Cash and other assets	29,213			36,838
TOTAL ASSETS	$426,282			$426,827

Liabilities and Shareholders' Equity

Interest-bearing liabilities:
Interest-bearing demand deposits	$27,972	$10	0.14%	$28,438	$20	0.29%
Savings deposits	15,379	4	0.10%	11,620	7	0.26%
MMDA's	65,299	54	0.33%	74,215	110	0.60%
Time deposits	160,384	375	0.95%	168,789	465	1.12%
Federal funds purchased and securities
sold under agreements to repurchase	21,562	19	0.35%	21,090	18	0.35%
Federal Home Loan Bank and other borrowings	31,662	261	3.35%	32,713	340	4.22%
Total interest-bearing liabilities	322,257	723	0.91%	336,865	962	1.16%
Net interest spread		$3,810	3.72%		$3,641	3.62%
Noninterest-bearing demand deposits	63,077			46,812
Accrued expenses and other liabilities	501			2,016
Shareholders' equity	40,447			41,135
TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY	$426,282			$426,827
Net yield on earning assets			3.90%			3.79%

Taxable equivalent adjustment:
Loans		0			0
Investment securities		39			62
Total adjustment		39			62

Cornerstone Bancshares, Inc. and Subsidiary

Loan Stratification

	2014		2013
	First	% of	First	% of	% Dollar
(Amounts in thousands)	Quarter	Total	Quarter	Total	Change
Non-residential real estate
Owner occupied	$68,653	23.4	$62,460	22.9	9.9
Non-owner occupied	70,089	23.9	64,483	23.7	8.7
Multi-family real estate	7,809	2.7	8,255	3.0	(5.4)
1-4 family construction	10,117	3.5	8,168	3.0	23.9
Commercial land and lot development	17,187	8.7	18,965	7.0	(9.4)
Total non-residential real estate	173,855	60.1	162,331	59.6	7.1
Residential real estate
First mortgage - 1-4 family	49,535	16.9	43,429	15.9	14.1
Second mortgage - 1-4 family	1,790	0.6	2,185	0.8	(18.1)
Home equity lines	18,633	6.4	16,391	6.0	13.7
Total residential real estate	69,958	23.6	62,005	22.7	12.8
Total real estate loans	243,812	83.2	224,336	82.3	8.7

Commercial	39,374	13.4	38,301	14.1	2.8
Agricultural & other	7,219	2.5	7,936	2.9	(9.0)
Consumer	2,547	0.9	1,977	0.7	28.8
Total loans, net of unearned fees	$292,952	100.0	$272,550	100.0	7.5

Cornerstone Bancshares, Inc. and Subsidiary

Consolidated Balance Sheets

	Unaudited
	March 31,	December 31,
ASSETS	2014	2013

Cash and due from banks	$2,357,281	$2,149,467
Interest-bearing deposits at other financial institutions	19,559,471	22,702,270
Total cash and cash equivalents	21,916,752	24,851,737

Securities available for sale	88,801,352	92,208,672
Securities held to maturity (fair value
$33,517 and $35,027 at March 31, 2014 and December 31, 2013, respectively)	32,618	34,165
Federal Home Loan Bank stock, at cost	2,322,900	2,322,900
Loans, net of allowance for loan losses of
$3,011,384 and $3,203,158 at March 31, 2014 and December 31, 2013, respectively	289,940,632	286,236,578
Bank premises and equipment, net	4,929,162	4,992,449
Accrued interest receivable	1,270,625	977,925
Foreclosed assets	12,559,374	12,925,748
Other assets	7,270,241	7,673,179
Total assets	$429,043,656	$432,223,353

LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits:
Noninterest-bearing demand deposits	$68,707,888	$75,206,540
Interest-bearing demand deposits	30,169,513	24,563,987
Savings deposits and money market accounts	79,194,510	86,329,930
Time deposits	163,652,741	155,313,920
Total deposits	341,724,652	341,414,377

Accrued interest payable	86,736	82,320
Federal funds purchased and securities sold under
agreements to repurchase	18,923,068	22,974,117
Federal Home Loan Bank advances and other borrowings	26,740,000	26,740,000
Other liabilities	873,683	878,811
Total liabilities	388,348,139	392,089,625

Stockholders' equity:
Preferred stock - no par value; 2,000,000 shares authorized;
600,000 shares issued and outstanding
in 2014 and 2013	14,910,773	14,892,927
Common stock - $1.00 par value; 20,000,000 shares authorized;
6,709,199 shares issued in 2014 and 2013;
6,627,398 and 6,547,074 shares outstanding in 2014 and 2013, respectively	6,627,398	6,547,074
Additional paid-in capital	21,700,560	21,549,883
Accumulated deficit	(3,080,146)	(3,099,451)
Accumulated other comprehensive income	536,932	243,295
Total stockholders' equity	40,695,517	40,133,728
Total liabilities and stockholder’s' equity	$429,043,656	$432,223,353

The Notes to Consolidated Financial Statements are an integral part of these statements.

Cornerstone Bancshares, Inc. and Subsidiary

Consolidated Statement of Income

	Unaudited
	Three months ended
	March 31,
	2014	2013
INTEREST INCOME
Loans, including fees	$4,095,468	$4,141,736
Securities and interest-bearing deposits at other
financial institutions	430,490	439,906
Federal funds sold & other earning assets	7,163	21,472
Total interest income	4,533,121	4,603,114

INTEREST EXPENSE
Time deposits	375,490	465,256
Other deposits	67,074	137,930
Federal funds purchased and securities
sold under agreements to repurchase	18,660	18,080
Federal Home Loan Bank advances and other borrowings	261,410	340,439
Total interest expense	722,634	961,705

Net interest income before provision for loan losses	3,810,487	3,641,409
Provision for loan losses	165,000	300,000
Net interest income after provision for loan losses	3,645,487	3,341,409

NONINTEREST INCOME
Customer service fees	188,911	188,481
Net gains from sale of securities	102,272	-
Net gains from sale of loans and other assets	18,914	149,200
Other noninterest income	12,216	17,818
Total noninterest income	322,313	355,499

NONINTEREST EXPENSE
Salaries and employee benefits	1,826,984	1,597,291
Net occupancy and equipment expense	308,832	337,879
Depository insurance	154,676	159,844
Foreclosed assets, net	349,370	128,692
Other operating expenses	661,187	752,174
Total noninterest expenses	3,301,049	2,975,880

Income before income tax expense	666,751	721,028
Income tax expense	254,600	268,900

Net income	412,151	452,128

Preferred stock dividend requirements	375,000	375,000
Accretion on preferred stock discount	17,846	17,845

Net income available to common shareholders	$19,305	$59,283

EARNINGS PER COMMON SHARE
Basic	$-	$0.01
Diluted	$-	$0.01

DIVIDENDS DECLARED PER COMMON SHARE	$-	$-

 The Notes to Consolidated Financial Statements are an integral part of these statements.

Cornerstone Bancshares, Inc. and Subsidiary

Consolidated Statement of Changes in Stockholders' Equity - Unaudited

For the three months ended March 31, 2014

					Accumulated
			Additional		Other	Total
	Preferred	Common	Paid-in	Accumulated	Comprehensive	Stockholders'
	Stock	Stock	Capital	Deficit	Income	Equity

BALANCE, December 31, 2013	$14,892,927	$6,547,074	$21,549,883	$(3,099,451)	$243,295	$40,133,728

Stock compensation expense	-	-	40,000	-	-	40,000

Issuance of common stock, 80,324 shares	-	80,324	110,677	-	-	191,001

Preferred stock dividends paid	-	-	-	(375,000)	-	(375,000)

Accretion on preferred stock	17,846	-	-	(17,846)	-	-

Net income	-	-	-	412,151	-	412,151

Unrealized holding gains (losses) on securities available for sale, net of reclassification adjustment	-	-	-	-	293,637	293,637

BALANCE, March 31, 2014
	$14,910,773	$6,627,398	$21,700,560	$(3,080,146)	$536,932	$40,695,517

The Notes to Consolidated Financial Statements are an integral part of these statements.